                                                                   EXHIBIT 3.103

                          CERTIFICATE OF INCORPORATION
                                       OF
                               NRG WEST COAST INC.

         FIRST. The name of the corporation is NRG West Coast Inc.

         SECOND. The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (New Castle County). The name of its registered agent at such address is The Corporation Trust Company.

         THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares which the corporation shall have authority to issue is 1,000 shares of capital stock, and the par value of each such share is $1.00 per share.

         FIFTH. The name and mailing address of the incorporator is Michael J. Young, 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403.

         SIXTH. The corporation is to have perpetual existence.

         SEVENTH. The Board of Directors of the corporation is expressly authorized to make, alter or repeal by-laws of the corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law, whether adopted by them or otherwise.

         EIGHTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

         NINTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         TENTH. No director shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to Section 174 of the General Corporation Law of Delaware or (d) for any transaction from which the director derived any improper personal benefit. Any repeal or modification of this Article Ninth by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed and that the facts stated therein are true.
                                                /s/ Michael J. Young
                                                --------------------------------
                                                Michael J. Young
                                                Incorporator

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                              NRG EL SEGUNDO INC.
                                 WITH AND INTO
                              NRG WEST COAST INC.

                     Pursuant to Section 253 of the General
                    Corporation Law of the State of Delaware

         NRG West Coast Inc., a Delaware corporation (the "Company"), hereby certifies as follows:

         1. The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

         2. The Company owns all of the outstanding shares of stock of NRG El Segundo Inc., a Delaware corporation ("El Segundo").

         3. The Company hereby merges El Segundo with and into the Company.

         4. The Board of Directors of the Company, by unanimous written consent dated June 25, 1999, duly adopted resolutions (a true copy of which is attached hereto as Exhibit A) authorizing the merger of El Segundo with and into the Company. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed in its corporate name this 29th day of June, 1999.

                                                NRG WEST COAST INC.

                                                /s/ Craig A. Mataczynski
                                                --------------------------------
                                                Name: Craig A. Mataczynski
                                                Title: President

                                    EXHIBIT A

                      UNANIMOUS WRITTEN CONSENT RESOLUTION
                          OF THE BOARD OF DIRECTORS OF
                               NRG WEST COAST INC.

         The undersigned, being all of the members of the Board of Directors of NRG West Coast Inc., a Delaware corporation (the "Company"), do hereby take the following action by unanimous written consent, effective as of June 25, 1999:

         RESOLVED, that NRG Energy, Inc., the Company's parent company, is undertaking a restructuring of certain of its assets and has applied for permission from the Federal Energy Regulatory Commission ("FERC") to effect the same; and further

         RESOLVED, that upon receipt of the approval of the FERC, NRG Energy, Inc. will transfer to the Company all of the outstanding capital stock of each of NRG Cabrillo I Inc. ("Cabrillo I"), NRG Cabrillo II Inc. ("Cabrillo II"), NRG Long Beach Inc. ("Long Beach") and NRG El Segundo Inc. ("El Segundo") and such transfers are hereby approved; and further

         RESOLVED, that after such transfers each of Cabrillo I, Cabrillo II, Long Beach and El Segundo be merged with and into the Company, the Company shall remain as the surviving company and the separate existence of each of Cabrillo I, Cabrillo II, Long Beach and E1 Segundo shall cease (the "Mergers"); and further

         RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed, on behalf of and in the name of the Company, to take all such further actions, including, but not limited to, the preparation, execution, acknowledgment, delivery and filing of such further agreements, documents and certificates, and making all such payments, including fees and expenses, as in the judgement of such officer or officers shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions; and further

         RESOLVED, that all actions heretofore taken by any officer or director of the Company in connection with the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.

         RESOLVED FURTHER, that any acts or instruments of the kind mentioned in this resolution heretofore done or executed by officers of the Company on behalf of the Company are hereby adopted, ratified and confirmed in all respects.

/s/ Stanley M. Marks                            /s/ Craig A. Mataczynski
----------------------------                    ----------------------------
Stanley M. Marks                                Craig A. Mataczynski

/s/ David H. Peterson
----------------------------
David H. Peterson

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                              NRG LONG BEACH INC.
                                 WITH AND INTO
                              NRG WEST COAST INC.

                     Pursuant to Section 253 of the General
                    Corporation Law of the State of Delaware

         NRG West Coast Inc., a Delaware corporation (the "Company"), hereby certifies as follows;

         1. The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

         2. The Company owns all of the outstanding shares of stock of NRG Long Beach Inc., a Delaware corporation ("Long Beach").

         3. The Company hereby merges Long Beach with and into the Company.

         4. The Board of Directors of the Company, by unanimous written consent dated June 25, 1999, duly adopted resolutions (a true copy of which is attached hereto as Exhibit A) authorizing the merger of Long Beach with and into the Company. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed in its corporate name this 29th day of June, 1999.

                                            NRG WEST COAST INC.

                                            By: /s/ Craig A. Mataczynski
                                                --------------------------------
                                                Name: Craig A. Mataczynski
                                                Title: President

                                    EXHIBIT A

                      UNANIMOUS WRITTEN CONSENT RESOLUTION
                          OF THE BOARD OF DIRECTORS OF
                               NRG WEST COAST INC.

         The undersigned, being all of the members of the Board of Directors of NRG West Coast Inc., a Delaware corporation (the "Company"), do hereby take the following action by unanimous written consent, effective as of June 25, 1999:

         RESOLVED, that NRG Energy, Inc., the Company's parent company, is undertaking a restructuring of certain of its assets and has applied for permission from the Federal Energy Regulatory Commission ("FERC") to effect the same; and further

         RESOLVED, that upon receipt of the approval of the FERC, NRG Energy, Inc. will transfer to the Company all of the outstanding capital stock of each of NRG Cabrillo I Inc. ("Cabrillo I"), NRG Cabrillo II Inc. ("Cabrillo II), NRG Long Beach Inc. ("Long Beach") and NRG El Segundo Inc. ("El Segundo") and such transfers are hereby approved; and further

         RESOLVED, that after such transfers each of Cabrillo I, Cabrillo II, Long Beach and El Segundo be merged with and into the Company, the Company shall remain as the surviving company and the separate existence of each of Cabrillo I, Cabrillo II, Long Beach and El Segundo shall cease (the "Mergers"); and further

         RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed, on behalf of and in the name of the Company, to take all such further actions, including, but not limited to, the preparation, execution, acknowledgment, delivery and filing of such further agreements, documents and certificates, and making all such payments, including fees and expenses, as in the judgement of such officer or officers shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions; and further

         RESOLVED, that all actions heretofore taken by any officer or director of the Company in connection with the foregoing resolutions are hereby ratified, confirmed and approved in all respects as me acts and deeds of the Company.

         RESOLVED FURTHER, that any acts or instruments of the kind mentioned in this resolution heretofore done or executed by officers of the Company on behalf of the Company are hereby adopted, ratified and confirmed in all respects.

/s/ Stanley M. Marks                            /s/ Craig A. Mataczynski
---------------------------                     ------------------------------
Stanley M. Marks                                Craig A. Mataczynski

/s/ David H. Peterson
--------------------------
David H. Peterson

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                              NRG CABRILLO I INC.
                                 WITH AND INTO
                              NRG WEST COAST INC.

                     Pursuant to Section 253 of the General
                    Corporation Law of the State of Delaware

         NRG West Coast Inc., a Delaware corporation (the "Company"), hereby certifies as follows:

         1. The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

         2. The Company owns all of the outstanding shares of stock of NRG Cabrillo I Inc., a Delaware corporation ("Cabrillo I").

         3. The Company hereby merges Cabrillo I with and into the Company.

         4. The Board of Directors of the Company, by unanimous written consent dated June 25, 1999, duly adopted resolutions (a true copy of which is attached hereto as Exhibit A) authorizing the merger of Cabrillo I with and into the Company. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed in its corporate name this 28th day of June, 1999.

                                                NRG WEST COAST, INC.

                                                By: /s/ Craig A. Mataczynski
                                                --------------------------------
                                                Name:  Craig A. Mataczynski
                                                Title: President

                                    EXHIBIT A

                      UNANIMOUS WRITTEN CONSENT RESOLUTION
                          OF THE BOARD OF DIRECTORS OF
                               NRG WEST COAST INC.

         The undersigned, being all of the members of the Board of Directors of NRG West Coast Inc., a Delaware corporation (the "Company"), do hereby take the following action by unanimous written consent, effective as of June 25, 1999:

         RESOLVED, that NRG Energy, Inc., the Company's parent company, is undertaking a restructuring of certain of its assets and has applied for permission from the Federal Energy Regulatory Commission ("FERC") to effect the same; and further

         RESOLVED, that upon receipt of the approval of the FERC, NRG Energy, Inc. will transfer to the Company all of the outstanding capital stock of each of NRG Cabrillo I Inc. ("Cabrillo I"), NRG Cabrillo II Inc. ("Cabrillo II"), NRG Long Beach Inc. ("Long Beach") and NRG El Segundo Inc. ("El Segundo") and such transfers are hereby approved; and further

         RESOLVED, that after such transfers each of Cabrillo I, Cabrillo II, Long Beach and El Segundo be merged with and into the Company, the Company shall remain as the surviving company and the separate existence of each of Cabrillo I, Cabrillo II, Long Beach and El Segundo shall cease (the "Mergers"); and further

         RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed, on behalf of and in the name of the Company, to take all such further actions, including, but not limited to, the preparation, execution, acknowledgment, delivery and filing of such further agreements, documents and certificates, and making all such payments, including fees and expenses, as in the judgement of such officer or officers shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions; and further

         RESOLVED, that all actions heretofore taken by any officer or director of the Company in connection with the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.

         RESOLVED FURTHER, that any acts or instruments of the kind mentioned in this resolution heretofore done or executed by officers of the Company on behalf of the Company are hereby adopted, ratified and confirmed in all respects.

/s/ Stanley M. Marks                            /s/ Craig A. Mataczynski
--------------------------                      --------------------------------
Stanley M. Marks                                Craig A. Mataczynski

/s/ David H. Peterson
--------------------------
David H. Peterson

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                              NRG CABRILLO II INC.
                                 WITH AND INTO
                              NRG WEST COAST INC.

                     Pursuant to Section 253 of the General
                    Corporation Law of the State of Delaware

         NRG West Coast Inc., a Delaware corporation (the "Company"), hereby certifies as follows:

         1. The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

         2. The Company owns all of the outstanding shares of stock of NRG Cabrillo II Inc., a Delaware corporation ("Cabrillo II").

         3. The Company hereby merges Cabrillo II with and into the Company.

         4. The Board of Directors of the Company, by unanimous written consent dated June 25, 1999, duly adopted resolutions (a true copy of which is attached hereto as Exhibit A) authorizing the merger of Cabrillo II with and into the Company. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed in its corporate name this 28th day of June, 1999.

                                                NRG WEST COAST, INC.

                                                By: /s/ Craig A. Mataczynski
                                                    ----------------------------
                                                Name:  Craig A. Mataczynski
                                                Title: President

                                   EXHIBIT A

                      UNANIMOUS WRITTEN CONSENT RESOLUTION
                          OF THE BOARD OF DIRECTORS OF
                               NRG WEST COAST INC.

         The undersigned, being all of the members of the Board of Directors of NRG West Coast Inc., a Delaware corporation (the "Company"), do hereby take the following action by unanimous written consent, effective as of June 25, 1999:

         RESOLVED, that NRG Energy, Inc., the Company's parent company, is undertaking a restructuring of certain of its assets and has applied for permission from the Federal Energy Regulatory Commission ("FERC") to effect the same; and further

         RESOLVED, that upon receipt of the approval of the FERC, NRG Energy, Inc. will transfer to the Company all of the outstanding capital stock of each of NRG Cabrillo I Inc. ("Cabrillo I"), NRG Cabrillo II Inc. ("Cabrillo II), NRG Long Beach Inc. ("Long Beach") and NRG El Segundo Inc. ("El Segundo") and such transfers are hereby approved; and further

         RESOLVED, that after such transfers each of Cabrillo I, Cabrillo II, Long Beach and E1 Segundo be merged with and into the Company, the Company shall remain as the surviving company and the separate existence of each of Cabrillo I, Cabrillo II, Long Beach and El Segundo shall cease (the "Mergers"); and further

         RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed, on behalf of and in the name of the Company, to take all such further actions, including, but not limited to, the preparation, execution, acknowledgment, delivery and filing of such further agreements, documents and certificates, and making all such payments, including fees and expenses, as in the judgement of such officer or officers shall be necessary, desirable or appropriate to carry out and effectuate the intent of the foregoing resolutions; and further

         RESOLVED, that all actions heretofore taken by any officer or director of the Company in connection with the foregoing resolutions are hereby ratified, confirmed and approved in all respects as the acts and deeds of the Company.

         RESOLVED FURTHER, that any acts or instruments of the kind mentioned in this resolution heretofore done or executed by officers of the Company on behalf of the Company are hereby adopted, ratified and confirmed in all respects.

/s/ Stanley M. Marks                            /s/ Craig A. Mataczynski
--------------------------------                --------------------------------
Stanley M. Marks                                Craig A. Mataczynski

/s/ David H. Peterson
--------------------------------
David H. Peterson

                            CERTIFICATE OF FORMATION
                                       OF
                               NRG WEST COAST LLC

         The undersigned, being a natural person 18 years of age or older and for the purpose of forming a limited liability company for general business purposes under the Delaware Limited Liability Act, hereby adopts the following Certificate of Formation:

         1.       Name: The name of the limited liability company is NRG West
Coast LLC.

         2. Registered Office: The address of the registered office of the limited liability company is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         3. Organizer: The name and address of the sole organizer of the limited liability company is Timothy W. O'Brien, NRG Energy, Inc., 901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota 55402.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of NRG West Coast LLC this 31st day of December 2002.

                                                /s/ Timothy W. O'Brien
                                                --------------------------------
                                                Timothy W. O'Brien
                                                Authorized Person

                            CERTIFICATE OF CONVERSION
                FROM A CORPORATION TO A LIMITED LIABILITY COMPANY
                 PURSUANT TO SECTION 266 OF THE DELAWARE GENERAL
                                 CORPORATION LAW

         1.       The name of the corporation is NRG West Coast Inc.

         2. The date on which the original Certificate of Incorporation was filed with the Secretary of State is June 2, 1999.

         3. The name of the limited liability company into which the corporation is herein being converted is NRG West Coast LLC.

         4. The conversion has been approved in accordance with the provisions of Section 266.

                                                By: /s/ David Lloyd
                                                    ----------------------------
                                                    David Lloyd
                                                    Secretary